Exhibit 99.2

          CERTIFICATION BY CHIEF FINANCIAL OFFICER
             PURSUANT TO 18 U.S.C. SECTION 1350
       (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)


In connection with the Annual Report of Werner Enterprises, Inc. (the "Company") on Form 10-K for the period ending December 31, 2002, (the "Report") filed with the Securities and Exchange Commission, I, John J. Steele, Vice President, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

        1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities
           Exchange Act of 1934; and

        2. The information contained in  the  Report  fairly
           presents, in all material respects, the financial
           condition  and  results   of  operations  of  the
           Company.



February 28, 2003                  /s/ John J. Steele
                                   -------------------------
                                   John J. Steele
                                   Vice President, Treasurer
                                   and Chief Financial
                                   Officer